<PAGE 1>
[SIGNATURE]
                        EXHIBIT III
                        ___________

             CONSENT OF INDEPENDENT ACCOUNTANTS
             __________________________________


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 333-42755 and 333-26211) of IBM Credit Corporation of our report dated January 20, 1998, except as to the subsequent event note on page 38, which is as of February 26, 1998, appearing on page 15 of this Form 10-K.



/s/Price Waterhouse LLP
Stamford, CT
March 27, 1998



































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